UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21208

                          OPPENHEIMER SELECT VALUE FUND
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                         Date of fiscal year end: APRIL

                    Date of reporting period: APRIL 30, 2006



ITEM 1.  REPORTS TO STOCKHOLDERS.

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

TOP TEN COMMON STOCK INDUSTRIES
--------------------------------------------------------------------------------
Software                                                                   10.7%
--------------------------------------------------------------------------------
Oil & Gas                                                                   9.1
--------------------------------------------------------------------------------
Commercial Banks                                                            8.8
--------------------------------------------------------------------------------
Aerospace & Defense                                                         7.9
--------------------------------------------------------------------------------
Diversified Financial Services                                              5.9
--------------------------------------------------------------------------------
Pharmaceuticals                                                             5.5
--------------------------------------------------------------------------------
Media                                                                       5.2
--------------------------------------------------------------------------------
Capital Markets                                                             4.7
--------------------------------------------------------------------------------
Tobacco                                                                     4.5
--------------------------------------------------------------------------------
Electric Utilities                                                          4.3

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2006, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
United Technologies Corp.                                                   5.6%
--------------------------------------------------------------------------------
Wells Fargo & Co.                                                           4.8
--------------------------------------------------------------------------------
UBS AG                                                                      4.7
--------------------------------------------------------------------------------
Altria Group, Inc.                                                          4.5
--------------------------------------------------------------------------------
Wachovia Corp.                                                              4.1
--------------------------------------------------------------------------------
Siemens AG, Sponsored ADR                                                   3.8
--------------------------------------------------------------------------------
Liberty Global, Inc., Series C                                              3.8
--------------------------------------------------------------------------------
BP plc, ADR                                                                 3.7
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                           3.6
--------------------------------------------------------------------------------
Synopsys, Inc.                                                              3.5

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2006, and are based on net assets.

For more current Fund holdings, please visit www.oppenheimerfunds.com.


                        9 | OPPENHEIMER SELECT VALUE FUND

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TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                                                 28.5%
  Commercial Banks                                                          9.4
  Diversified Financial Services                                            6.2
  Capital Markets                                                           4.9
  Insurance                                                                 4.4
  Thrifts & Mortgage Finance                                                3.6
Industrials                                                                15.4
Information Technology                                                     13.8
Energy                                                                     10.0
Health Care                                                                 8.4
Consumer Staples                                                            7.4
Utilities                                                                   5.5
Consumer Discretionary                                                      5.5
Materials                                                                   3.7
Telecommunication Services                                                  1.8

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2006, and are based on the total market value of common stocks.
--------------------------------------------------------------------------------


                       10 | OPPENHEIMER SELECT VALUE FUND

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FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED APRIL 30, 2006, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The Fund's Class A shares returned 18.92% without sales charge for the 12 months ended April 30, 2006, modestly trailing the returns of the Russell 3000 Value Index. The Fund's performance ranked in the second quartile of the Lipper Multi-cap Value peer group. Clearly, the return environment for stocks was generally strong. Despite investor concerns about the effects of higher oil prices and interest rates on the consumer, earnings results for most companies remained solid. Solid earnings results and strong liquidity are most responsible for the healthy equity returns.

      The Fund's strongest relative returns stemmed from its holdings in the industrials, energy, utilities and materials sectors, which more than offset declines among the Fund's technology and consumer discretionary areas. By far, the Fund's strongest relative gains stemmed from its industrial holdings where strong economic conditions in the U.S. and overseas markets helped drive stock prices higher. That said, we attribute the bulk of our success to our individual stock selection strategy as well as our overweighted position relative to the benchmark. The Fund's most significant contributions came from its investments in electrical services contractors Pike Electric and Quanta Services, both of which have benefited as investors have become more optimistic about the need for increased spending on national power grids. In both cases, we sold the stocks after they reached our price target, locking in gains for the Fund. Gamesa Corporacion Tecnologica SA also posted especially strong returns for the Fund based on its energy segment, which makes wind turbines and operates wind farms. Another meaningful industrial contributor for the Fund was Orbital Sciences Corp.

      Not surprisingly, many of the Fund's energy stocks achieved especially strong returns due to rising oil and natural gas prices. Illustrating the achievements of our bottom-up stock selections, the Fund's energy holdings produced a higher overall return than the benchmark's energy stocks, despite our underweight position there. Two of the Fund's most meaningful energy holdings were Petroleo Brasileiro SA, ADR, which benefited from its deep-water drilling opportunities and Halliburton Co., where the company's international energy services business helped boost performance as did advancements in its core engineering and construction business. The Fund's relative performance in the materials sector was led by an investment in Phelps Dodge Corp., which benefited from strong copper prices. Many of the Fund's utilities holdings were also positive contributors, where stocks such as Sempra Energy outperformed other utilities stocks held in the benchmark.


                       11 | OPPENHEIMER SELECT VALUE FUND

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FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

      As always, a few stocks disappointed during the reporting period. The most notable declines came from the Fund's stock selection in technology and consumer discretionary, where one stock in each area caused virtually all the Fund's relative underperformance. Within technology, Take-Two Interactive Software, Inc. disappointed as a result of a recall of their controversial lead video game, Grand Theft Auto, as well as investors' concerns over expense management. Within consumer discretionary, the Fund's holding in Liberty Global, Inc., a cable company that primarily services Europe and Japan, hindered performance. During the reporting period, Liberty Global's stock price fell in tandem with other major U.S. cable companies. In addition, the company suffered due to additional expenses associated with its digital rollout in Holland. However, we remain optimistic with regard to Liberty Global's long-term potential and believe its cash flow growth will improve as the company continues to sign up high-speed data and telephone customers. The stock continues to be one of the Fund's larger holdings.

      As of the end of the reporting period, we have underweight positions in the financials, energy and "traditional" consumer discretionary areas. Within financials, our underweight is primarily a function of our concern over what we believe may be stretched valuations in the life insurance industry as well as the earnings risk of mid- and large-cap banks in light of the current interest rate environment. As for energy stocks, we believe many of these companies may be too richly valued to meet our investment criteria. Our underweight in "traditional" consumer discretionary stocks reflects our view that valuations are high, especially when coupled with a consumer that appears to be saddled with debt.

      On the other hand, the Fund has overweight positions in the industrials and technology sectors, both of which have direct ties to the corporate sector. In contrast to the consumer, the corporate sector has an under-leveraged balance sheet and strong cash flows, all of which translate into better buying power. As corporate profitability has remained strong, it has helped support greater capital spending among businesses. In our view, a natural beneficiary of this trend is technology stocks, which in many cases are flush with strong individual product cycles ahead of them. We remain optimistic about the earnings power of our holdings.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until April 30, 2006. In the case of Class A shares, performance is measured from the inception of the class on November 26, 2002. In the case of Class B, Class C, Class N and Class Y shares, performance is measured from their inception of each class on February 27, 2004. The Fund's performance reflects the deduction of the maximum initial sales


                       12 | OPPENHEIMER SELECT VALUE FUND
charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the Russell 3000 Value Index, an unmanaged broad index of U.S. equities. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                       13 | OPPENHEIMER SELECT VALUE FUND

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FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Select Value Fund (Class A)
Russell 3000 Value Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                              Oppenheimer Select
                                  Value Fund                         Russell
                                   (Class A)                    3000 Value Index

11/26/2002                            9,425                          10,000
01/31/2003                            9,199                           9,332
04/30/2003                            9,585                           9,905
07/31/2003                           10,961                          10,892
10/31/2003                           11,828                          11,658
01/31/2004                           13,542                          12,782
04/30/2004                           13,134                          12,617
07/31/2004                           13,114                          12,856
10/31/2004                           13,804                          13,481
01/31/2005                           15,069                          14,383
04/30/2005                           14,958                          14,328
07/31/2005                           16,215                          15,387
10/31/2005                           16,124                          15,094
01/31/2006                           17,226                          16,344
04/30/2006                           17,789                          17,098

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 4/30/06

1-Year 12.09%     Since Inception (11/26/02) 18.30%


                       14 | OPPENHEIMER SELECT VALUE FUND

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Select Value Fund (Class B)
Russell 3000 Value Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                              Oppenheimer Select
                                 Value Fund                          Russell
                                  (Class B)                     3000 Value Index

02/27/2004                          10,000                           10,000
04/30/2004                           9,521                            9,666
07/31/2004                           9,493                            9,849
10/31/2004                           9,958                           10,328
01/31/2005                          10,847                           11,019
04/30/2005                          10,745                           10,976
07/31/2005                          11,620                           11,787
10/31/2005                          11,525                           11,563
01/31/2006                          12,285                           12,521
04/30/2006                          12,356                           13,098

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 4/30/06

1-Year 12.79%    Since Inception (2/27/04) 10.21%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR); AND FOR CLASS C AND CLASS N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 19 FOR FURTHER INFORMATION.


                       15 | OPPENHEIMER SELECT VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Select Value Fund (Class C)
Russell 3000 Value Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                              Oppenheimer Select
                                  Value Fund                        Russell
                                   (Class C)                    3000 Value Index

02/27/2004                          10,000                           10,000
04/30/2004                           9,528                            9,666
07/31/2004                           9,493                            9,849
10/31/2004                           9,958                           10,328
01/31/2005                          10,847                           11,019
04/30/2005                          10,745                           10,976
07/31/2005                          11,620                           11,787
10/31/2005                          11,532                           11,563
01/31/2006                          12,300                           12,521
04/30/2006                          12,670                           13,098

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 4/30/06

1-Year 16.93%    Since Inception (2/27/04) 11.50%


                       16 | OPPENHEIMER SELECT VALUE FUND

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Select Value Fund (Class N)
Russell 3000 Value Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                              Oppenheimer Select
                                  Value Fund                        Russell
                                  (Class N)                     3000 Value Index

02/27/2004                          10,000                           10,000
04/30/2004                           9,528                            9,666
07/31/2004                           9,507                            9,849
10/31/2004                           9,993                           10,328
01/31/2005                          10,896                           11,019
04/30/2005                          10,801                           10,976
07/31/2005                          11,706                           11,787
10/31/2005                          11,633                           11,563
01/31/2006                          12,415                           12,521
04/30/2006                          12,808                           13,098

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 4/30/06

1-Year 17.58%    Since Inception (2/27/04) 12.05%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR); AND FOR CLASS C AND CLASS N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 19 FOR FURTHER INFORMATION.


                       17 | OPPENHEIMER SELECT VALUE FUND

FUND PERFORMANCE DISCUSSION

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Select Value Fund (Class Y)
Russell 3000 Value Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                             Oppenheimer Select
                                 Value Fund                         Russell
                                  (Class Y)                     3000 Value Index

02/27/2004                          10,000                           10,000
04/30/2004                           9,535                            9,666
07/31/2004                           9,528                            9,849
10/31/2004                          10,028                           10,328
01/31/2005                          10,953                           11,019
04/30/2005                          10,873                           10,976
07/31/2005                          11,799                           11,787
10/31/2005                          11,748                           11,563
01/31/2006                          12,561                           12,521
04/30/2006                          12,978                           13,098

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 4/30/06

1-Year 19.36%    Since Inception (2/27/04) 12.73%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR); AND FOR CLASS C AND CLASS N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 19 FOR FURTHER INFORMATION.


                       18 | OPPENHEIMER SELECT VALUE FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first offered on 11/26/02. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 2/27/04. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year). Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 2/27/04. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 2/27/04. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period Class N shares are subject to an annual 0.75% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 2/27/04. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                       19 | OPPENHEIMER SELECT VALUE FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                       20 | OPPENHEIMER SELECT VALUE FUND
the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                              BEGINNING       ENDING           EXPENSES
                              ACCOUNT         ACCOUNT          PAID DURING
                              VALUE           VALUE            6 MONTHS ENDED
                              (11/1/05)       (4/30/06)        APRIL 30, 2006
--------------------------------------------------------------------------------
Class A Actual                $1,000.00       $1,103.20        $ 6.75
--------------------------------------------------------------------------------
Class A Hypothetical           1,000.00        1,018.40          6.48
--------------------------------------------------------------------------------
Class B Actual                 1,000.00        1,098.10         11.71
--------------------------------------------------------------------------------
Class B Hypothetical           1,000.00        1,013.69         11.25
--------------------------------------------------------------------------------
Class C Actual                 1,000.00        1,098.70         11.09
--------------------------------------------------------------------------------
Class C Hypothetical           1,000.00        1,014.28         10.64
--------------------------------------------------------------------------------
Class N Actual                 1,000.00        1,101.00          8.58
--------------------------------------------------------------------------------
Class N Hypothetical           1,000.00        1,016.66          8.23
--------------------------------------------------------------------------------
Class Y Actual                 1,000.00        1,104.70          5.23
--------------------------------------------------------------------------------
Class Y Hypothetical           1,000.00        1,019.84          5.02

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended April 30, 2006 are as follows:

CLASS              EXPENSE RATIOS
---------------------------------
Class A                 1.29%
---------------------------------
Class B                 2.24
---------------------------------
Class C                 2.12
---------------------------------
Class N                 1.64
---------------------------------
Class Y                 1.00

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager and Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.

--------------------------------------------------------------------------------


                       21 | OPPENHEIMER SELECT VALUE FUND

STATEMENT OF INVESTMENTS April 30, 2006
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--94.8%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--5.2%
--------------------------------------------------------------------------------
MEDIA--5.2%
Liberty Global, Inc.,
Series A 1                                              55,384      $  1,147,003
--------------------------------------------------------------------------------
Liberty Global, Inc.,
Series C 1                                             209,464         4,182,996
--------------------------------------------------------------------------------
News Corp., Inc., Cl. A                                 25,600           439,296
                                                                    ------------
                                                                       5,769,295

--------------------------------------------------------------------------------
CONSUMER STAPLES--7.0%
--------------------------------------------------------------------------------
BEVERAGES--0.9%
Constellation Brands,
Inc., Cl. A 1                                           39,110           966,017
--------------------------------------------------------------------------------
FOOD PRODUCTS--1.6%
ConAgra Foods, Inc.                                     78,800         1,787,184
--------------------------------------------------------------------------------
TOBACCO--4.5%
Altria Group, Inc.                                      68,140         4,985,122
--------------------------------------------------------------------------------
ENERGY--9.5%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.4%
Complete Production
Services, Inc. 1                                        13,300           351,519
--------------------------------------------------------------------------------
Warrior Energy
Service Corp. 1                                          3,400           102,000
                                                                    ------------
                                                                         453,519

--------------------------------------------------------------------------------
OIL & GAS--9.1%
BP plc, ADR                                             54,770         4,037,644
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                       62,610         3,949,439
--------------------------------------------------------------------------------
TotalFinaElf SA,
Sponsored ADR                                           14,860         2,050,977
                                                                    ------------
                                                                      10,038,060

--------------------------------------------------------------------------------
FINANCIALS--27.0%
--------------------------------------------------------------------------------
CAPITAL MARKETS--4.7%
UBS AG                                                  44,060         5,148,411
--------------------------------------------------------------------------------
COMMERCIAL BANKS--8.8%
Wachovia Corp.                                          74,960         4,486,356
--------------------------------------------------------------------------------
Wells Fargo & Co.                                       76,660         5,265,775
                                                                    ------------
                                                                       9,752,131

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--5.9%
Bear Stearns Cos.,
Inc. (The)                                               7,330      $  1,044,598
--------------------------------------------------------------------------------
Capital One
Financial Corp.                                         38,170         3,307,049
--------------------------------------------------------------------------------
Citigroup, Inc.                                         43,770         2,186,312
                                                                    ------------
                                                                       6,537,959

--------------------------------------------------------------------------------
INSURANCE--4.2%
Everest Re Group Ltd.                                   11,800         1,073,800
--------------------------------------------------------------------------------
Genworth Financial,
Inc., Cl. A                                             49,950         1,658,340
--------------------------------------------------------------------------------
Platinum Underwriters
Holdings Ltd.                                           67,600         1,863,732
                                                                    ------------
                                                                       4,595,872

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--3.4%
Countrywide
Financial Corp.                                         38,290         1,556,871
--------------------------------------------------------------------------------
Freddie Mac                                             35,710         2,180,453
                                                                    ------------
                                                                       3,737,324

--------------------------------------------------------------------------------
HEALTH CARE--8.0%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--2.5%
Human Genome
Sciences, Inc. 1                                        48,800           556,808
--------------------------------------------------------------------------------
MedImmune, Inc. 1                                       33,660         1,059,280
--------------------------------------------------------------------------------
Myogen, Inc. 1                                          15,800           522,348
--------------------------------------------------------------------------------
Vanda Pharmaceuticals,
Inc. 1                                                  53,800           591,800
                                                                    ------------
                                                                       2,730,236

--------------------------------------------------------------------------------
PHARMACEUTICALS--5.5%
MGI Pharma, Inc. 1                                      30,400           567,872
--------------------------------------------------------------------------------
Pfizer, Inc.                                           113,270         2,869,129
--------------------------------------------------------------------------------
Sanofi-Aventis
SA, ADR                                                 55,520         2,611,661
                                                                    ------------
                                                                       6,048,662

--------------------------------------------------------------------------------
INDUSTRIALS--14.6%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--7.9%
Honeywell
International, Inc.                                     23,790         1,011,075


                       22 | OPPENHEIMER SELECT VALUE FUND

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE Continued
Orbital Sciences
Corp. 1                                                100,200      $  1,568,130
--------------------------------------------------------------------------------
United Technologies
Corp.                                                   97,930         6,150,983
                                                                    ------------
                                                                       8,730,188

--------------------------------------------------------------------------------
BUILDING PRODUCTS--0.0%
Goodman
Global, Inc. 1                                           2,300            45,540
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--2.8%
Gamesa Corporacion
Tecnologica SA                                         142,630         3,100,417
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--3.9%
Siemens AG,
Sponsored ADR                                           44,900         4,249,336
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--13.1%
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--2.3%
Hutchinson
Technology, Inc. 1                                      20,500           487,285
--------------------------------------------------------------------------------
Palm, Inc. 1                                            92,490         2,090,274
                                                                    ------------
                                                                       2,577,559

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.1%
CPI International, Inc. 1                                3,500            63,000
--------------------------------------------------------------------------------
SOFTWARE--10.7%
Compuware Corp. 1                                      191,400         1,469,952
--------------------------------------------------------------------------------
Microsoft Corp.                                        117,320         2,833,278
--------------------------------------------------------------------------------
Novell, Inc. 1                                         192,540         1,582,679
--------------------------------------------------------------------------------
Synopsys, Inc. 1                                       177,180         3,867,839
--------------------------------------------------------------------------------
Take-Two Interactive
Software, Inc. 1                                       121,400         2,069,870
                                                                    ------------
                                                                      11,823,618

--------------------------------------------------------------------------------
MATERIALS--3.5%
--------------------------------------------------------------------------------
CHEMICALS--2.5%
Celanese Corp.,
Series A                                                50,300         1,104,085
--------------------------------------------------------------------------------
Dow Chemical
Co. (The)                                               19,400           787,834
--------------------------------------------------------------------------------
Praxair, Inc.                                           15,380           863,279
                                                                    ------------
                                                                       2,755,198

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
METALS & MINING--1.0%
Phelps Dodge Corp.                                      12,960      $  1,117,022
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.7%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.7%
IDT Corp., Cl. B 1                                      88,460           981,906
--------------------------------------------------------------------------------
Sprint Nextel Corp.                                     34,780           862,544
                                                                    ------------
                                                                       1,844,450

--------------------------------------------------------------------------------
UTILITIES--5.2%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--4.3%
AES Corp. (The) 1                                      108,000         1,832,760
--------------------------------------------------------------------------------
CMS Energy Corp. 1                                     157,570         2,098,834
--------------------------------------------------------------------------------
Reliant Energy, Inc. 1                                  78,900           895,515
                                                                    ------------
                                                                       4,827,109

--------------------------------------------------------------------------------
GAS UTILITIES--0.9%
Sempra Energy                                           21,030           967,801
                                                                    ------------
Total Common Stocks
(Cost $96,582,310)                                                   104,651,030

                                                     PRINCIPAL
                                                        AMOUNT
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--2.9%
Undivided interest of 0.36% in joint repurchase
agreement (Principal Amount/Value $912,364,000,
with a maturity value of $912,721,343) with UBS
Warburg LLC, 4.70%, dated 4/28/06, to be
repurchased at $3,260,276 on 5/1/06,
collateralized by Federal National
Mortgage Assn., 5%, 3/1/34, with
a value of $933,734,744
(Cost $3,259,000)                                   $3,259,000         3,259,000

--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $99,841,310)                                        97.7%      107,910,030
--------------------------------------------------------------------------------
OTHER ASSETS NET
OF LIABILITIES                                             2.3         2,495,576
                                                    ----------------------------
NET ASSETS                                               100.0%     $110,405,606
                                                    ============================

FOOTNOTE TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       23 | OPPENHEIMER SELECT VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  April 30, 2006
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------
Investments, at value (cost $99,841,310)--see accompanying statement of investments    $107,910,030
---------------------------------------------------------------------------------------------------
Cash                                                                                         10,176
---------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                          4,000,850
Shares of beneficial interest sold                                                        1,135,188
Interest and dividends                                                                       87,732
Other                                                                                         3,130
                                                                                       ------------
Total assets                                                                            113,147,106

---------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                     2,600,960
Shares of beneficial interest redeemed                                                       56,125
Distribution and service plan fees                                                           20,318
Transfer and shareholder servicing agent fees                                                15,518
Shareholder communications                                                                   13,490
Trustees' compensation                                                                        1,368
Other                                                                                        33,721
                                                                                       ------------
Total liabilities                                                                         2,741,500

---------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $110,405,606
                                                                                       ============

---------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                             $      6,507
---------------------------------------------------------------------------------------------------
Additional paid-in capital                                                              101,701,098
---------------------------------------------------------------------------------------------------
Accumulated net investment income                                                            97,039
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions              532,242
---------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                             8,068,720
                                                                                       ------------
NET ASSETS                                                                             $110,405,606
                                                                                       ============


                       24 | OPPENHEIMER SELECT VALUE FUND

----------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $73,715,430 and
4,321,898 shares of beneficial interest outstanding)                                                $17.06
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)     $18.10
----------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $13,040,342 and 778,592 shares
of beneficial interest outstanding)                                                                 $16.75
----------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $19,089,473 and 1,138,337 shares
of beneficial interest outstanding)                                                                 $16.77
----------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $2,701,084 and 159,261 shares of
beneficial interest outstanding)                                                                    $16.96
----------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$1,859,277 and 108,541 shares of beneficial interest outstanding)                                   $17.13

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       25 | OPPENHEIMER SELECT VALUE FUND

STATEMENT OF OPERATIONS  For the Year Ended April 30, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $21,463)               $ 878,282
--------------------------------------------------------------------------------
Interest                                                                101,254
--------------------------------------------------------------------------------
Other income                                                                 48
                                                                      ----------
Total investment income                                                 979,584

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                         394,257
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                  83,110
Class B                                                                  58,858
Class C                                                                  98,309
Class N                                                                   6,410
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                  54,565
Class B                                                                  17,296
Class C                                                                  18,904
Class N                                                                   2,474
Class Y                                                                   1,135
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                  16,978
Class B                                                                   7,913
Class C                                                                   8,619
Class N                                                                   1,017
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                              32,097
--------------------------------------------------------------------------------
Trustees' compensation                                                    8,983
--------------------------------------------------------------------------------
Custodian fees and expenses                                                 556
--------------------------------------------------------------------------------
Other                                                                    14,838
                                                                      ----------
Total expenses                                                          826,319
Less reduction to custodian expenses                                        (23)
Less waivers and reimbursements of expenses                              (1,992)
                                                                      ----------
Net expenses                                                            824,304

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   155,280


                       26 | OPPENHEIMER SELECT VALUE FUND

-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
-------------------------------------------------------------------------------------
Net realized gain on:
Investments                                                                $1,808,757
Foreign currency transactions                                                   4,809
                                                                           ----------
Net realized gain                                                           1,813,566
-------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                                 6,455,801
Translation of assets and liabilities denominated in foreign currencies       113,904
                                                                           ----------
Net change in unrealized appreciation                                       6,569,705

-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $8,538,551
                                                                           ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       27 | OPPENHEIMER SELECT VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED APRIL 30,                                                                   2006             2005
-------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------
Net investment income                                                          $    155,280     $     11,390
-------------------------------------------------------------------------------------------------------------
Net realized gain                                                                 1,813,566        1,135,798
-------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                             6,569,705          775,185
                                                                               ------------------------------
Net increase in net assets resulting from operations                              8,538,551        1,922,373

-------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                             (70,405)              --
Class B                                                                                  --               --
Class C                                                                                  --               --
Class N                                                                                  --               --
Class Y                                                                              (3,812)              --

-------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                          (1,246,748)        (468,589)
Class B                                                                            (215,494)         (38,753)
Class C                                                                            (369,477)         (92,118)
Class N                                                                             (47,718)         (19,532)
Class Y                                                                             (35,807)          (6,091)

-------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                          56,516,183        5,041,524
Class B                                                                          10,205,020        1,961,523
Class C                                                                          13,459,795        4,148,679
Class N                                                                           1,769,932          720,725
Class Y                                                                           1,349,107          382,994

-------------------------------------------------------------------------------------------------------------
NET ASSETS
Total increase                                                                   89,849,127       13,552,735
-------------------------------------------------------------------------------------------------------------
Beginning of period                                                              20,556,479        7,003,744
                                                                               ------------------------------
End of period (including accumulated net investment income of
$97,039 and $11,167, respectively)                                             $110,405,606     $ 20,556,479
                                                                               ==============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       28 | OPPENHEIMER SELECT VALUE FUND

FINANCIAL HIGHLIGHTS

CLASS A    YEAR ENDED APRIL 30,                            2006          2005          2004         2003 1
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 14.88       $ 13.52       $ 10.17      $ 10.00
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                .09 2         .04 2          -- 3       (.03)
Net realized and unrealized gain                           2.69          1.84          3.75          .20
                                                        --------------------------------------------------
Total from investment operations                           2.78          1.88          3.75          .17
----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.03)           --            --           --
Distributions from net realized gain                       (.57)         (.52)         (.40)          --
                                                        --------------------------------------------------
Total dividends and/or distributions to shareholders       (.60)         (.52)         (.40)          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $ 17.06       $ 14.88       $ 13.52      $ 10.17
                                                        ==================================================

----------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                        18.92%        13.89%        37.02%        1.70%
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                $73,716       $12,842       $ 6,706      $ 3,411
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $34,760       $11,568       $ 4,706      $ 3,151
----------------------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income (loss)                               0.56%         0.27%        (0.04)%      (0.85)%
Total expenses                                             1.30%         1.35%         1.96%        2.60%
Expenses after payments and waivers and
reimbursements and reduction to custodian expenses         1.30%         1.33%         1.50%        2.35%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      79%           85%          102%          66%

1. For the period from November 26, 2002 (commencement of operations) to April 30, 2003.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total return. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       29 | OPPENHEIMER SELECT VALUE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B    YEAR ENDED APRIL 30,                            2006           2005           2004 1
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 14.73        $ 13.51        $ 14.19
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                        (.06) 2        (.09) 2        (.01)
Net realized and unrealized gain (loss)                    2.65           1.83           (.67)
                                                        ---------------------------------------
Total from investment operations                           2.59           1.74           (.68)
-----------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         --             --             --
Distributions from net realized gain                       (.57)          (.52)            --
                                                        ---------------------------------------
Total dividends and/or distributions to shareholders       (.57)          (.52)            --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                          $ 16.75        $ 14.73        $ 13.51
                                                        =======================================

-----------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                        17.79%         12.85%         (4.79)%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                $13,040        $ 2,121        $   116
-----------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $ 5,924        $   948        $    44
-----------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                       (0.39)%        (0.65)%        (1.19)%
Total expenses                                             2.27%          2.73%          5.71%
Expenses after payments and waivers and
reimbursements and reduction to custodian expenses         2.24%          2.25%          2.25%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                                      79%            85%           102%

1. For the period from February 27, 2004 (inception of offering) to April 30, 2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total return. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       30 | OPPENHEIMER SELECT VALUE FUND

CLASS C    YEAR ENDED APRIL 30,                            2006           2005           2004 1
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                    $ 14.73        $ 13.52        $ 14.19
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                        (.04) 2        (.10) 2        (.01)
Net realized and unrealized gain (loss)                    2.65           1.83           (.66)
                                                        ---------------------------------------
Total from investment operations                           2.61           1.73           (.67)
-----------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         --             --             --
Distributions from net realized gain                       (.57)          (.52)            --
                                                        ---------------------------------------
Total dividends and/or distributions to shareholders       (.57)          (.52)            --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                          $ 16.77        $ 14.73        $ 13.52
                                                        =======================================

-----------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                        17.93%         12.77%         (4.72)%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                $19,090        $ 4,439        $   174
-----------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $ 9,872        $ 2,155        $    51
-----------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                       (0.27)%        (0.66)%        (1.01)%
Total expenses                                             2.13%          2.47%          5.48%
Expenses after payments and waivers and
reimbursements and reduction to custodian expenses         2.13%          2.25%          2.25%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                                      79%            85%           102%

1. For the period from February 27, 2004 (inception of offering) to April 30, 2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total return. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       31 | OPPENHEIMER SELECT VALUE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N    YEAR ENDED APRIL 30,                            2006           2005           2004 1
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $14.81         $13.52         $14.19
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                .04 2         (.02) 2        (.01)
Net realized and unrealized gain (loss)                    2.68           1.83           (.66)
                                                        ---------------------------------------
Total from investment operations                           2.72           1.81           (.67)
-----------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         --             --             --
Distributions from net realized gain                       (.57)          (.52)            --
                                                        ---------------------------------------
Total dividends and/or distributions to shareholders       (.57)          (.52)            --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                           $16.96         $14.81         $13.52
                                                         ======================================

-----------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                        18.58%         13.37%         (4.72)%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                 $2,701         $  763         $    7
-----------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $1,289         $  438         $    3
-----------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                               0.24%         (0.13)%        (0.73)%
Total expenses                                             1.63%          1.79%          4.96%
Expenses after payments and waivers and
reimbursements and reduction to custodian expenses         1.63%          1.74%          1.75%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                                      79%            85%           102%

1. For the period from February 27, 2004 (inception of offering) to April 30, 2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total return. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       32 | OPPENHEIMER SELECT VALUE FUND

CLASS Y    YEAR ENDED APRIL 30,                            2006           2005           2004 1
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $14.91         $13.53         $14.19
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .14 2          .06 2          .01
Net realized and unrealized gain (loss)                    2.71           1.84           (.67)
                                                         --------------------------------------
Total from investment operations                           2.85           1.90           (.66)
-----------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.06)            --             --
Distributions from net realized gain                       (.57)          (.52)            --
                                                         --------------------------------------
Total dividends and/or distributions to shareholders       (.63)          (.52)            --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                           $17.13         $14.91         $13.53
                                                         ======================================

-----------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                        19.36%         14.03%         (4.65)%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                 $1,859         $  392         $    1
-----------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $  968         $  175         $    1
-----------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                      0.89%          0.42%          0.26%
Total expenses                                             0.97%          1.18%          4.47%
Expenses after payments and waivers and
reimbursements and reduction to custodian expenses         0.97%          1.18%          1.25%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                                      79%            85%           102%

1. For the period from February 27, 2004 (inception of offering) to April 30, 2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total return. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       33 | OPPENHEIMER SELECT VALUE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Select Value Fund (the Fund), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation over the long-term. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its


                       34 | OPPENHEIMER SELECT VALUE FUND
trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                       35 | OPPENHEIMER SELECT VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
     UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED     OTHER INVESTMENTS
     NET INVESTMENT       LONG-TERM                   LOSS    FOR FEDERAL INCOME
     INCOME                    GAIN     CARRYFORWARD 1,2,3          TAX PURPOSES
     ---------------------------------------------------------------------------
     $341,732              $379,988                 $8,654            $7,986,291

1. The Fund had $8,654 of straddle losses which were deferred.

2. During the fiscal year ended April 30, 2006, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended April 30, 2005, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for April 30, 2006. Net assets of the Fund were unaffected by the reclassifications.

                                            INCREASE TO             REDUCTION TO
                                            ACCUMULATED          ACCUMULATED NET
     INCREASE TO                         NET INVESTMENT            REALIZED GAIN
     PAID-IN CAPITAL                             INCOME         ON INVESTMENTS 4
     ---------------------------------------------------------------------------
     $55,125                                     $4,809                  $59,934

4. $55,125, including $33,605 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended April 30, 2006 and April 30, 2005 was as follows:

                                                YEAR ENDED            YEAR ENDED
                                            APRIL 30, 2006        APRIL 30, 2005
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                            $1,323,273            $  215,223
     Long-term capital gain                        666,188               409,860
                                                --------------------------------
     Total                                      $1,989,461            $  625,083
                                                ================================


                       36 | OPPENHEIMER SELECT VALUE FUND

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

          Federal tax cost of securities            $99,923,739
                                                    ============
          Gross unrealized appreciation             $ 9,337,588
          Gross unrealized depreciation              (1,351,297)
                                                    ------------
          Net unrealized appreciation               $ 7,986,291
                                                    ============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended April 30, 2006, the Fund's projected benefit obligations were increased by $1,234 resulting in an accumulated liability of $1,234 as of April 30, 2006.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed


                       37 | OPPENHEIMER SELECT VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. At April 30, 2006, the Fund had $290 of such earnings on cash balances available to offset future custodian fees or interest expenses incurred during the next fiscal year.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              YEAR ENDED APRIL 30, 2006       YEAR ENDED APRIL 30, 2005
                                 SHARES          AMOUNT          SHARES          AMOUNT
----------------------------------------------------------------------------------------
CLASS A
Sold                          3,754,544     $61,344,879         825,365     $11,967,549
Dividends and/or
distributions reinvested         77,769       1,264,535          14,341         214,552
Redeemed                       (373,600)     (6,093,231)       (472,397)     (7,140,577)
                              ----------------------------------------------------------
Net increase                  3,458,713     $56,516,183         367,309     $ 5,041,524
                              ==========================================================

----------------------------------------------------------------------------------------
CLASS B
Sold                            706,240     $11,358,814         152,451     $ 2,217,211
Dividends and/or
distributions reinvested         12,478         199,901           2,497          37,084
Redeemed                        (84,131)     (1,353,695)        (19,498)       (292,772)
                              ----------------------------------------------------------
Net increase                    634,587     $10,205,020         135,450     $ 1,961,523
                              ==========================================================


                       38 | OPPENHEIMER SELECT VALUE FUND

                              YEAR ENDED APRIL 30, 2006       YEAR ENDED APRIL 30, 2005
                                 SHARES          AMOUNT          SHARES          AMOUNT
----------------------------------------------------------------------------------------
CLASS C
Sold                            890,529     $14,326,508         300,926     $ 4,332,793
Dividends and/or
distributions reinvested         21,413         343,251           5,998          89,076
Redeemed                        (74,981)     (1,209,964)        (18,455)       (273,190)
                              ----------------------------------------------------------
Net increase                    836,961     $13,459,795         288,469     $ 4,148,679
                              ==========================================================
----------------------------------------------------------------------------------------
CLASS N
Sold                            120,978     $ 1,989,571          49,756     $   702,114
Dividends and/or
distributions reinvested          2,927          47,387           1,275          19,002
Redeemed                        (16,142)       (267,026)            (26)           (391)
                              ----------------------------------------------------------
Net increase                    107,763     $ 1,769,932          51,005     $   720,725
                              ==========================================================
----------------------------------------------------------------------------------------
CLASS Y
Sold                             98,332     $ 1,609,551          26,606     $   388,568
Dividends and/or
distributions reinvested          2,426          39,574             404           6,054
Redeemed                        (18,524)       (300,018)           (773)        (11,628)
                              ----------------------------------------------------------
Net increase                     82,234     $ 1,349,107          26,237     $   382,994
                              ==========================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended April 30, 2006, were as follows:

                                                  PURCHASES                SALES
         -----------------------------------------------------------------------
         Investment securities                 $117,278,905          $41,179,339

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an average annual rate as shown in the following table:

         FEE SCHEDULE
         ---------------------------------------------------
         Up to $200 million of net assets              0.75%
         Next $200 million of net assets               0.72
         Next $200 million of net assets               0.69
         Next $200 million of net assets               0.66
         Over $800 million of net assets               0.60

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended April 30, 2006, the Fund paid $81,666 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the


                       39 | OPPENHEIMER SELECT VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at April 30, 2006 for Class B, Class C and Class N shares were $89,575, $154,993 and $21,132, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.


                       40 | OPPENHEIMER SELECT VALUE FUND

                                            CLASS A          CLASS B          CLASS C          CLASS N
                           CLASS A       CONTINGENT       CONTINGENT       CONTINGENT       CONTINGENT
                         FRONT-END         DEFERRED         DEFERRED         DEFERRED         DEFERRED
                     SALES CHARGES    SALES CHARGES    SALES CHARGES    SALES CHARGES    SALES CHARGES
                       RETAINED BY      RETAINED BY      RETAINED BY      RETAINED BY      RETAINED BY
YEAR ENDED             DISTRIBUTOR      DISTRIBUTOR      DISTRIBUTOR      DISTRIBUTOR      DISTRIBUTOR
------------------------------------------------------------------------------------------------------
April 30, 2006            $138,607              $--           $6,070           $1,509             $692
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. Effective February 27, 2004, the Manager has voluntarily undertaken to reimburse the Fund for total expenses exceeding the following limits: 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares, 1.75% for Class N shares and 1.25% for Class Y shares. During the year ended April 30, 2006, the Manager reimbursed the Fund $1,647 and $261 for Class B and Class C shares, respectively. That voluntary undertaking may be revised or terminated by the Manager at any time without notice to shareholders.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended April 30, 2006, OFS waived $71 and $13 for Class B and Class Y shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on December 14, 2005, the Board of Trustees of the Fund appointed KPMG LLP as the independent registered public accounting firm to the Fund to replace the firm of Ernst & Young LLP, who were dismissed as the independent registered public accounting firm to the Fund. This change in the Fund's auditors was approved by the Fund's audit committee and ratified by the Fund's independent Trustees.

      The reports of Ernst & Young LLP on the Fund's financial statements for the fiscal years ended April 30, 2005 and April 30, 2004 and contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

      During the Fund's fiscal years ended April 30, 2005 and April 30, 2004, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in their reports.

--------------------------------------------------------------------------------
6. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds excluding the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other


                       41 | OPPENHEIMER SELECT VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. LITIGATION Continued

things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, the Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings.


                       42 | OPPENHEIMER SELECT VALUE FUND

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER SELECT VALUE FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Select Value Fund, including the statement of investments, as of April 30, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended April 30, 2005 and the financial highlights for the period November 26, 2002 (commencement of operations) to April 30, 2005, were audited by another independent registered public accounting firm, whose report dated May 26, 2005, expressed an unqualified opinion thereon.

      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Select Value Fund as of April 30, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Denver, Colorado
June 15, 2006


                       43 | OPPENHEIMER SELECT VALUE FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2006, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2005. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $0.1996 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 15, 2005. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended April 30, 2006 which are not designated as capital gain distributions should be multiplied by 54.04% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended April 30, 2006 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $830,429 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2006, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended April 30, 2006, $16,607 or 22.38% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $1,089,979 or 87.26% of the short-term capital gain distribution paid by the Fund qualifies as a short-term capital gain dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                       44 | OPPENHEIMER SELECT VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                       45 | OPPENHEIMER SELECT VALUE FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services by the Manager and its affiliates,
(v) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

      NATURE AND EXTENT OF SERVICES. The Board considered information on the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel that provide such services. The Manager's duties include providing the Fund with the services of the portfolio managers and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing, and supervising the activities of, all administrative and clerical personnel that are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took


                       46 | OPPENHEIMER SELECT VALUE FUND
account of the facts that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Christopher Leavy and John Damian and the Manager's Value investment team and analysts. The Board members also considered their experiences with the Manager and its officers and other personnel through their service as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which it also reviews at other times during the year in connection with the renewal of the Fund's service agreements. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other multi-cap value funds advised by the Manager and by other investment advisers. The Board noted that the Fund's one-year and since inception performance were better than its peer group average.

      MANAGEMENT FEES AND EXPENSES. The Board reviewed the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board also evaluated the comparability of the fees charged and the services provided to the Fund to those of other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other multi-cap value funds and other funds with comparable asset levels and distribution features. The Manager has voluntarily undertaken to reimburse the Fund for Total Annual Operating Expenses exceeding the following limits: 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares, 1.75% for Class N shares and 1.25% for Class Y shares. That voluntary undertaking may be revised or terminated by the Manager at any time without notice to shareholders. The Board noted that the Fund's contractual management fees were equal to that of its peer group median and below its peer group average and its actual management fees were


                       47 | OPPENHEIMER SELECT VALUE FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

lower that its expense group median but higher than its peer group average and its total expenses were lower than its peer group median and average.

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Manager may realize economies of scale in managing and supporting the Fund, to what extent those economies of scale benefit the Fund shareholders and the current level of Fund assets in relation to the Fund's breakpoint schedule for its management fees. The Board also noted the Fund's breakpoints, which are intended to share economies of scale that may exist as the Fund grows with its shareholders.

      PROFITS AND OTHER BENEFITS TO THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders. In addition to considering the profits realized by the Manager, the Board considered information regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates for services provided and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements).

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and the independent Trustees. Fund counsel is independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded that the nature, extent and quality of the services provided to the Fund by the Manager are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Manager and its affiliates are reasonable in relation to the services provided. Accordingly, the Board elected to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                       48 | OPPENHEIMER SELECT VALUE FUND

TRUSTEES AND OFFICERS Unaudited

-----------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH        PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE       HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                        THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                           COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER
                                   RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CLAYTON K. YEUTTER,                Director of American Commercial Lines (barge company) (since January 2005);
Chairman of the Board              Attorney at Hogan & Hartson (law firm) (since June 1993); Director of Covanta
of Trustees (since 2003),          Holding Corp. (waste-to-energy company) (since 2002); Director of Weyerhaeuser
Trustee (since 2005)               Corp. (1999-April 2004); Director of Caterpillar, Inc. (1993-December 2002);
Age: 75                            Director of ConAgra Foods (1993-2001); Director of Texas Instruments (1993-
                                   2001); Director of FMC Corporation (1993-2001). Oversees 38 portfolios in the
                                   OppenheimerFunds complex.

MATTHEW P. FINK,                   Trustee of the Committee for Economic Development (policy research founda-
Trustee (since 2005)               tion) (since 2005); Director of ICI Education Foundation (education foundation)
Age: 65                            (since October 1991); President of the Investment Company Institute (trade asso-
                                   ciation) (October 1991-June 2004); Director of ICI Mutual Insurance Company
                                   (insurance company) (October 1991-June 2004). Oversees 38 portfolios in the
                                   OppenheimerFunds complex.

ROBERT G. GALLI,                   A director or trustee of other Oppenheimer funds. Oversees 48 portfolios in the
Trustee (since 2005)               OppenheimerFunds complex.
Age: 72

PHILLIP A. GRIFFITHS,              Distinguished Presidential Fellow for International Affairs (since 2002) and
Trustee (since 2005)               Member (since 1979) of the National Academy of Sciences; Council on Foreign
Age: 67                            Relations (since 2002); Director of GSI Lumonics Inc. (precision medical equip-
                                   ment supplier) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation
                                   (since 2001); Chair of Science Initiative Group (since 1999); Member of the
                                   American Philosophical Society (since 1996); Trustee of Woodward Academy
                                   (since 1983); Foreign Associate of Third World Academy of Sciences; Director of
                                   the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York
                                   Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 38
                                   portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                    Trustee of the American Symphony Orchestra (not-for-profit) (since October
Trustee (since 2005)               1998); and Senior Vice President and General Auditor of American Express
Age: 63                            Company (financial services company) (July 1998-February 2003). Oversees 38 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                    Director of Columbia Equity Financial Corp. (privately-held financial adviser)
Trustee (since 2005)               (since 2002); Managing Director of Carmona Motley, Inc. (privately-held finan-
Age: 53                            cial adviser) (since January 2002); Managing Director of Carmona Motley
                                   Hoffman Inc. (privately-held financial adviser) (January 1998-December 2001);
                                   Member of the Finance and Budget Committee of the Council on Foreign
                                   Relations, the Investment Committee of the Episcopal Church of America, the
                                   Investment Committee and Board of Human Rights Watch and the Investment
                                   Committee of Historic Hudson Valley. Oversees 38 portfolios in the
                                   OppenheimerFunds complex.

KENNETH A. RANDALL,                Director of Dominion Resources, Inc. (electric utility holding company) (February
Trustee (since 2005)               1972-October 2005); Former Director of Prime Retail, Inc. (real estate investment
Age: 78                            trust), Dominion Energy Inc. (electric power and oil & gas producer), Lumberman's
                                   Mutual Casualty Company, American Motorists Insurance Company and American


                       49 | OPPENHEIMER SELECT VALUE FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

KENNETH A. RANDALL,                Manufacturers Mutual Insurance Company; Former President and Chief Executive
Continued                          Officer of The Conference Board, Inc. (international economic and business research). Oversees 38 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,          Chairman of The Directorship Search Group, Inc. (corporate governance consult-
Trustee (since 2005)               ing and executive recruiting) (since 1993); Life Trustee of International House
Age: 74                            (non-profit educational organization); Founder, Chairman and Chief Executive
                                   Officer of Russell Reynolds Associates, Inc. (1969-1993); Banker at J.P. Morgan &
                                   Co. (1958-1966); 1st Lt. Strategic Air Command, U.S. Air Force (1954-1958).
                                   Oversees 38 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,                  Director of the following medical device companies: Medintec (since 1992) and
Trustee (since 2002)               Cathco (since 1996); Director of Lakes Environmental Association (since 1996);
Age: 65                            Member of the Investment Committee of the Associated Jewish Charities of
                                   Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December
                                   2001). Oversees 38 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                     President of Wold Oil Properties, Inc. (oil and gas exploration and production
Trustee (since 2002)               company) (since 1994); Vice President, Secretary and Treasurer of Wold Trona
Age: 58                            Company, Inc. (soda ash processing and production) (since 1996); Vice President of Wold Talc Company, Inc. (talc mining) (since 1999); Managing Member of
                                   Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and
                                   Director of PacifiCorp. (electric utility) (1995-1999). Oversees 38 portfolios in the
                                   OppenheimerFunds complex.

BRIAN F. WRUBLE,                   General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1995);
Trustee (since 2005)               Director of Special Value Opportunities Fund, LLC (registered investment com-
Age: 63                            pany) (since September 2004); Member of Zurich Financial Investment Advisory
                                   Board (insurance) (since October 2004); Board of Governing Trustees of The
                                   Jackson Laboratory (non-profit) (since August 1990); Trustee of the Institute for
                                   Advanced Study (non-profit educational institute) (since May 1992); Special
                                   Limited Partner of Odyssey Investment Partners, LLC (private equity investment)
                                   (January 1999-September 2004); Trustee of Research Foundation of AIMR (2000-
                                   2002) (investment research, non-profit); Governor, Jerome Levy Economics
                                   Institute of Bard College (August 1990-September 2001) (economics research);
                                   Director of Ray & Berendtson, Inc. (May 2000-April 2002) (executive search firm). Oversees 48 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                 THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
AND OFFICER                        FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEF-
                                   INITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR
                                   AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR.
                                   MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS, INC.
                                   AND ITS AFFILIATES.

JOHN V. MURPHY,                    Chairman, Chief Executive Officer and Director (since June 2001) and President
Trustee, President and             (since September 2000) of the Manager; President and a director or trustee of
Principal Executive Officer        other Oppenheimer funds; President and Director of Oppenheimer Acquisition
(since 2002-2004                   Corp. ("OAC") (the Manager's parent holding company) and of Oppenheimer
and since 2005)                    Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since
Age: 56                            July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the
                                   Manager) (since November 2001); Chairman and Director of Shareholder Services,
                                   Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the
                                   Manager) (since July 2001); President and Director of OppenheimerFunds Legacy


                       50 | OPPENHEIMER SELECT VALUE FUND

JOHN V. MURPHY,                    Program (charitable trust program established by the Manager) (since July 2001);
Continued                          Director of the following investment advisory subsidiaries of the Manager: OFI
                                   Institutional Asset Management, Inc., Centennial Asset Management Corporation,
                                   Trinity Investment Management Corporation and Tremont Capital Management,
                                   Inc. (since November 2001), HarbourView Asset Management Corporation and
                                   OFI Private Investments, Inc. (since July 2001); President (since November 1, 2001)
                                   and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.;
                                   Executive Vice President of Massachusetts Mutual Life Insurance Company
                                   (OAC's parent company) (since February 1997); Director of DLB Acquisition
                                   Corporation (holding company parent of Babson Capital Management LLC)
                                   (since June 1995); Member of the Investment Company Institute's Board of
                                   Governors (since October 3, 2003); Chief Operating Officer of the Manager
                                   (September 2000-June 2001); President and Trustee of MML Series Investment
                                   Fund and MassMutual Select Funds (open-end investment companies)
                                   (November 1999-November 2001); Director of C.M. Life Insurance Company
                                   (September 1999-August 2000); President, Chief Executive Officer and Director of
                                   MML Bay State Life Insurance Company (September 1999-August 2000); Director
                                   of Emerald Isle Bancorp and Hibernia Savings Bank (wholly-owned subsidiary of
                                   Emerald Isle Bancorp) (June 1989-June 1998). Oversees 86 portfolios in the
                                   OppenheimerFunds complex.


-----------------------------------------------------------------------------------------------------------------------------
OFFICERS                           THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS LEAVY,
                                   DAMIAN AND ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW
                                   YORK 10281-1008, FOR MESSRS. VANDEHEY AND WIXTED, 6803 S. TUCSON WAY, CENTENNIAL,
                                   COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER
                                   RESIGNATION, RETIREMENT DEATH OR REMOVAL.

CHRISTOPHER LEAVY,                 Senior Vice President of the Manager since September 2000; portfolio manager
Vice President and Portfolio       of Morgan Stanley Dean Witter Investment Management (1997-September
Manager (since 2002)               2000). An officer of 8 portfolios in the OppenheimerFunds complex.
Age: 34

JOHN DAMIAN,                       Vice President of the Manager since September 2001; Senior Analyst/Director for
Vice President and Portfolio       Citigroup Asset Management (November 1999-September 2001); Senior Research
Manager (since 2002)               Analyst for Pzena Investment Management (October 1997-November 1999). An
Age: 38                            officer of 2 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,                  Senior Vice President and Chief Compliance Officer of the Manager (since
Vice President and Chief           March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial
Compliance Officer                 Asset Management Corporation and Shareholder Services, Inc. (since June 1983).
(since 2004)                       Former Vice President and Director of Internal Audit of the Manager (1997-
Age: 55                            February 2004). An officer of 86 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                   Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of
Treasurer and Principal            the following: HarbourView Asset Management Corporation, Shareholder Financial
Financial and Accounting           Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management
Officer (since 2002)               Corporation, and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI
Age: 46                            Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd.
                                   (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset
                                   Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program
                                   (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the
                                   Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March
                                   1999),Centennial Asset Management Corporation (March 1999-October 2003) and
                                   OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief
                                   Operating Officer of Bankers Trust Company-Mutual Fund Services Division (March
                                   1995-March 1999). An officer of 86 portfolios in the OppenheimerFunds complex.


                       51 | OPPENHEIMER SELECT VALUE FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

ROBERT G. ZACK,                    Executive Vice President (since January 2004) and General Counsel (since March
Secretary (since 2002)             2002) of the Manager; General Counsel and Director of the Distributor (since
Age: 57                            December 2001); General Counsel of Centennial Asset Management Corporation
                                   (since December 2001); Senior Vice President and General Counsel of HarbourView
                                   Asset Management Corporation (since December 2001); Secretary and General
                                   Counsel of OAC (since November 2001); Assistant Secretary (since September
                                   1997) and Director (since November 2001) of OppenheimerFunds International
                                   Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer
                                   Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real
                                   Asset Management, Inc. (since November 2001); Senior Vice President, General
                                   Counsel and Director of Shareholder Financial Services, Inc. and Shareholder
                                   Services, Inc. (since December 2001); Senior Vice President, General Counsel and
                                   Director of OFI Private Investments, Inc. and OFI Trust Company (since November
                                   2001); Vice President of OppenheimerFunds Legacy Program (since June 2003);
                                   Senior Vice President and General Counsel of OFI Institutional Asset Management,
                                   Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since
                                   December 2003); Senior Vice President (May 1985-December 2003), Acting General
                                   Counsel (November 2001-February 2002) and Associate General Counsel (May
                                   1981-October 2001) of the Manager; Assistant Secretary of the following:
                                   Shareholder Services, Inc. (May 1985-November 2001), Shareholder Financial
                                   Services, Inc. (November 1989-November 2001), and OppenheimerFunds
                                   International Ltd. (September 1997-November 2001). An officer of 86 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.


                       52 | OPPENHEIMER SELECT VALUE FUND



ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $14,000 in fiscal 2006 and $14,000 in fiscal 2005.

(b)      Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees for the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $156,805 for fiscal 2006 and no such fees for fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  internal control reviews.

(c)      Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $5,000 in fiscal 2006 and no such fees in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  Preparation of Form 5500.

(d)      All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees for the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during fiscal 2006 and $115,000 during fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

         The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

         Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

         (2) 100%

(f)      Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $161,805 in fiscal 2006 and $115,000 in fiscal 2005 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

     o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

     o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

     The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.


ITEM 11.  CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of April 30, 2006, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange

Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

(a)  (1)  Exhibit attached hereto.

     (2)  Exhibits attached hereto.

     (3)  Not applicable.

(b)  Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Select Value Fund

By:  /s/ JOHN V. MURPHY
     ---------------------------
     John V. Murphy
     Principal Executive Officer
Date: June 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ JOHN V. MURPHY
     ---------------------------
     John V. Murphy
     Principal Executive Officer
Date: June 15, 2006

By:  /s/ BRIAN W. WIXTED
     ---------------------------
     Brian W. Wixted
     Principal Financial Officer
Date: June 15, 2006